As filed with the Securities and Exchange Commission on March 5, 2001
                                                           Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                             ----------------------
                                  ULTICOM, INC.
             (Exact name of registrant as specified in its charter)

           NEW JERSEY                                   22-2050748
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)

                             ----------------------

                                1020 BRIGGS ROAD
                          MT. LAUREL, NEW JERSEY 08054
                                 (856) 787-2700
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)

                             ----------------------

                        2000 EMPLOYEE STOCK PURCHASE PLAN
                              (Full Title of Plans)

                             ----------------------

                                MR. SHAWN OSBORNE
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                  ULTICOM, INC.
                                1020 BRIGGS ROAD
                          MT. LAUREL, NEW JERSEY 08054
                                 (865) 787-2700


                     (Name and address, including zip code,
        and telephone number, including area code, of agent for service)
                             ----------------------
                                   Copies to:

     STEPHEN M. BESEN, ESQ.                          WILLIAM F. SORIN
   WEIL, GOTSHAL & MANGES LLP                           SECRETARY
        767 FIFTH AVENUE                              ULTICOM, INC.
    NEW YORK, NEW YORK 10153                         1022 BRIGGS ROAD
         (212) 310-8000                        MT. LAUREL, NEW JERSEY 08054
                                                      (856) 787-2700

                             ----------------------

NY2:\1019590\02\l%py02!.DOC\78436.0003

                                                   CALCULATION OF REGISTRATION FEE
===================================================================================================================================
Title of Each Class of Securities to be            Amount to be        Proposed Maximum       Proposed Maximum         Amount of
Registered                                        Registered (1)      Offering Price Per     Aggregate Offering    Registration Fee
                                                                           Share(2)              Price (2)
-----------------------------------------------------------------------------------------------------------------------------------
Common Stock, no par value                           600,000                $16.79              $10,074,000             $2,519
===================================================================================================================================


(1) Plus such indeterminate number of shares of Common Stock of the Registrant as may be issued to prevent dilution resulting from stock dividends, stock splits or similar transactions in accordance with Rule 416 under the Securities Act of 1933. In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

(2) Pursuant to Rule 457(h)(1) under the Securities Act of 1933, as amended, for the purpose of calculating the maximum aggregate offering price and the registration fee, the proposed maximum offering price per share was determined by the product of (i) 19.75, being the average of the high and low prices of the Ulticom common stock as reported by the Nasdaq National Market on March 2, 2001, multiplied by (ii) 85%, being the applicable discount rate at which Ulticom common stock is purchasable under the 2000 Employee Stock Purchase Plan.


================================================================================

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

ITEM 1.            PLAN INFORMATION

                  The documents containing the information specified in Part I of this Registration Statement on Form S-8 will be sent or given to the plan participants as specified by Rule 428(b)(1) of the Securities Act of 1933, as amended (the "Securities Act"). Such documents are not required to be and are not filed with Securities and Exchange Commission (the "Commission") either as a part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424. These documents and the documents incorporated by reference in this Registration Statement pursuant to Item 3 of Part II of this Form S-8, taken together, constitute a prospectus that meets the requirements of
Section 10(a) of the Securities Act.

ITEM 2.           REGISTRANT INFORMATION AND EMPLOYEE STOCK OPTION PLAN
                  INFORMATION

                  Upon written or oral request, any of the documents incorporated by reference in Item 3 of Part II of this Registration Statement (which documents are incorporated by reference in this Section 10(a) Prospectus), other documents required to be delivered to eligible employees pursuant to Rule 428(b) of the Securities Act or additional information about the 2000 Employee Stock Purchase Plan and its administrators are available without charge by contacting:

                                  Ulticom, Inc.
                                1020 Briggs Road
                          Mt. Laurel, New Jersey 08054
                                 (856) 787-2700

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

                  The following documents filed with the Commission by Ulticom, Inc. (the "Company") (File No. 000-301201) are incorporated herein by reference and made a part hereof:

         (A) The description of our Common Stock, no par value, contained in our Registration Statement on Form 8-A, filed with the Commission on March 27, 2000.

         (B) Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-45366) dated September 15, 2000.

         (C)      Quarterly Report on Form 10-Q for the quarter ended April 30,
                  2000;

         (D) Quarterly Report on Form 10-Q for the quarter ended July 31, 2000; and

         (E)      Quarterly Report on Form 10-Q for the quarter ended October
                  31, 2000.


                  All documents subsequently filed by the Company with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities covered by this Registration Statement have been sold or which deregisters all of the securities then remaining unsold, will be deemed to be incorporated by reference in this Registration Statement and to be a part of this document from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference in this document will be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained in this document or in any other subsequently filed document which also is or is deemed to be incorporated by reference in this document modifies or supersedes such statement. Any such statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.  DESCRIPTION OF SECURITIES.

                  Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

                  The validity of the shares of common stock being offered hereby and certain other legal matters in connection with this offering with respect to New Jersey law will be passed upon for Ulticom by Sills Cummis Radin Tischman Epstein & Gross, P.A., Newark, New Jersey.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

                  The New Jersey Business Corporation Act provides for the power to indemnify any directors, officers, employees and agents and to purchase and maintain insurance with respect to liability arising out of their capacity or status as directors, officers, employees and agents. The indemnification provisions are not exclusive of any other rights to which directors and officers may be entitled under a corporation's certificate of incorporation or bylaws, any agreement, a vote of stockholders or otherwise.

                  Our certificate of incorporation provides that every person who:

                  o is or was a director, officer, employee or agent of ours or of any constituent corporation absorbed by us in a consolidation or merger, or the legal representative of any such director, officer, employee or agent, or

                  o is or was a director, officer, trustee, employee or agent of any other enterprise, serving as such at our request, or of any such constituent corporation, or the legal representative of any such director, officer, trustee, employee or agent.

shall be indemnified to the fullest extent permitted by law for all expenses and liabilities in connection with any proceeding involving such person in this capacity. Our certificate also provides that, during the pendency of any such proceeding, we will advance to the fullest extent permitted by law expenses incurred from time to time by an indemnified person in connection with the proceeding, subject to our receipt of an undertaking as required by law.

         Our bylaws also permit us to secure insurance on behalf of any officer, director, employee or agent for any liability asserted against or incurred by these individuals in their capacity, or arising out of their status, as our officer, director or employee, regardless of whether the New Jersey Business Corporation Act would permit indemnification. Pursuant to our services agreement, Comverse has obtained directors' and officers' liability insurance which also provides coverage for our officers and directors.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

                  Not applicable.

ITEM 8.  EXHIBITS.

Exhibit
-------
Number   Description
------   -----------



4.1 Amendment No. 1 to the Registration Statement of the Company on Form S-1 (File No. 333-45366), filed with the SEC on September 15, 2000, is incorporated herein by reference.

4.2 Amended and Restated Certificate of Incorporation of the Company (Incorporated by reference to Exhibit 3.1 of Amendment No. 2 to the Registrant's Registration Statement on Form S-1 (File No. 333-94873), filed on March 15, 2000, as amended).

4.3 Amended and Restated Bylaws of the Company (Incorporated by reference to Exhibit 3.2 of Amendment No. 2 to the Registrant's Registration Statement on Form S-1 (File No. 333-94873), filed on March 15, 2000, as amended).

4.4              Specimen Stock Certificate (Incorporated by reference to
                 Exhibit 4.1 of Amendment No. 2 to the Registrant's Registration Statement on Form S-1 (File No. 333-94873), filed on March 15, 2000, as amended).

*4.5             2000 Employee Stock Purchase Plan

*5.1             Opinion of Sills Cummis Radin Tischman Epstein & Gross, P.A.

*23.1            Consent of Deloitte & Touche LLP

*23.2            Consent of Sills Cummis Radin Tischman Epstein & Gross, P.A.
                 (contained in exhibit 5.1).

*24.1 Powers of Attorney (included in the signature pages of this Registration Statement).

--------------------------------

  *  Filed herewith.

ITEM 9.  UNDERTAKINGS.

         (a)      The undersigned registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement; and

                  (2) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) The undersigned registrant hereby undertakes that insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, as of March 5, 2001.

                                                  ULTICOM, INC.


                                                  By: /s/ David Kreinberg
                                                     -------------------------
                                                      David Kreinberg
                                                      Chief Financial Officer

                                POWER OF ATTORNEY

                  We, the undersigned directors and officers of Ulticom, Inc. (the "Company") and each of us, do hereby constitute and appoint Shawn Osborne and David Kreinberg, or either of them, our true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in our names and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated above, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, and any and all amendments (including post-effective amendments) to this Registration Statement, in connection with the public offering of the common stock of the Company, including specifically but without limitation, power and authority to sign for us or any of us in our names in the capacities indicated below, any and all amendments (including post-effective amendments) to such Registration Statement; and we do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

                  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:


  SIGNATURE                                   TITLE                                                     DATE
  ---------                                   -----                                                     ----
     /s/  Kobi Alexander                    Chairman of the Board and Director                      March 5, 2001
--------------------------------------
Kobi Alexander


    /s/  Shawn K. Osborne                   President and Chief Executive Officer and Director      March 5, 2001
--------------------------------------
Shawn K. Osborne


   /s/  David Kreinberg                     Chief Financial Officer and Director                    March 5, 2001
--------------------------------------      (Principal Financial and Accounting Officer)
David Kreinberg


   /s/  William F. Sorin                    Director                                                March 5, 2001
--------------------------------------
William F. Sorin


   /s/  Paul D. Baker                       Director                                                March 5, 2001
--------------------------------------
Paul D. Baker


   /s/  Yaacov Koren                        Director                                                March 5, 2001
--------------------------------------
Yaacov Koren


   /s/  Zvi Bar-On                          Director                                                March 5, 2001
--------------------------------------
Zvi Bar-On


   /s/  Ron Hiram                           Director                                                March 5, 2001
--------------------------------------
Ron Hiram


   /s/ Rex McWilliams                       Director                                                March 5, 2001
--------------------------------------
Rex McWilliams


Exhibits
--------

Number   Description
------   -----------


*4.5             2000 Employee Stock Purchase Plan

*5.1             Opinion of Sills Cummis Radin Tischman Epstein & Gross, P.A.

*23.1            Consent of Deloitte & Touche LLP

*23.2            Consent of Sills Cummis Radin Tischman Epstein & Gross, P.A.
                 (contained in exhibit 5.1).

*24.1 Powers of Attorney (included in the signature pages of this Registration Statement).

--------------------------------

  *  Filed herewith.